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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 Stock Option Plan of Notify Technology Corporation of our report dated October 17, 1997, with respect to the financial statements of Notify Technology Corporation included in its Annual Report
(Form 10-KSB) for the year ended September 30, 1997 filed with the Securities and Exchange Commission.


                                                /s/ ERNST & YOUNG LLP

San Jose, California
July 15, 1998